UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 10, 2005
                                                  -------------


                                EATON VANCE CORP.
                                -----------------
             (Exact name of registrant as specified in its charter)



          Maryland                     1-8100                       04-2718215
----------------------------   ------------------------   ---------------------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer Identification No.)
     of incorporation)


     255 State Street, Boston, Massachusetts                  02109
     ---------------------------------------                ----------
     (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (617) 482-8260
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                       INFORMATION INCLUDED IN THE REPORT


Item 8.01     Other Events.
---------     -------------

     Registrant files a news release dated June 10, 2005 describing the filing of an amended SEC Form 10-Q to correct clerical error by print vendor, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.
---------     ----------------------------------

              Exhibit No.     Document
              -----------     --------
                 99.1         Press Release issued by the Registrant dated June
                              10, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EATON VANCE CORP.
                                       (Registrant)


Date:  June 10, 2005                   /s/ William M. Steul
                                       -----------------------------------
                                       William M. Steul, Chief Financial Officer

                                  EXHIBIT INDEX


     Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K. The following exhibit is filed as part of this Report:

Exhibit No.     Description
-----------     -----------
   99.1         Copy of Registrant's news release dated June 10, 2005.

NEWS RELEASE

          Eaton Vance Corp.
          The Eaton Vance Building
          255 State Street, Boston, MA  02109
          (617) 482-8260
          Contact: William M. Steul


                                                June 10, 2005

                                                FOR IMMEDIATE RELEASE



           Eaton Vance Corp. Files an Amended SEC Form 10-Q to Correct
                         Clerical Error by Print Vendor


Boston, MA -- As a result of a clerical error made by a print vendor in converting an electronic data file to the SEC's EDGAR system format, Eaton Vance Corp. (NYSE:EV) filed an SEC Form 10-Q/A on June 9, 2005 to correct the EDGAR version of the report filed on June 8, 2005. Total revenue in the second quarter of fiscal 2004 was incorrectly stated as $65,291,000 instead of $165,291,000. The correct version of the second quarter fiscal 2005 Form 10-Q is also available on the Eaton Vance Corp. website: www.eatonvance.com.

Eaton Vance is a Boston-based investment management firm whose stock trades on the New York Stock Exchange under the symbol EV. Eaton Vance and its affiliates managed approximately $100 billion in assets as of May 31, 2005, for more than 100 investment companies, as well as individual and institutional accounts, including those of corporations, hospitals, retirement plans, universities, foundations and trusts.